Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ADSTAR, INC.
(Name of Registrant as Specified in Its Charter)

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ADSTAR, INC.

Notice of Annual Meeting of Stockholders
To Be Held On October 10, 2003 at 10:00 A.M.

TO THE STOCKHOLDERS OF ADSTAR, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AdStar, Inc. (“AdStar”) will be held at 4553 Glencoe Avenue, Marina del Rey, California 90292, on October 10, 2003 at 10:00 A.M., Pacific Time, for the following purposes:

1.	To elect five (5) directors for one year terms.

2.	To ratify the selection of BDO Seidman LLP as AdStar’s independent public accountants for the year ending December 31, 2003.

3.	To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

     The Board of Directors has fixed the close of business on September 5, 2003 as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eli Rousso

Eli Rousso, Secretary

Dated:	Marina del Rey, California September 10, 2003

IMPORTANT:	Whether or not you expect to attend in person, please complete, sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating, and returning the Proxy will save AdStar the expense and extra work of additional solicitation. An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

ADSTAR, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 10, 2003

     This Proxy Statement is furnished to the stockholders of AdStar, Inc., a Delaware corporation (“AdStar”), in connection with the solicitation by the Board of Directors of proxies to be used at the 2003 Annual Meeting of Stockholders of AdStar to be held at 4553 Glencoe Avenue, Marina del Rey, California 90292, on October 10, 2003 at 10:00 A.M., Pacific Time, and at any adjournments thereof (the “Annual Meeting”). The approximate date on which this Statement and the accompanying proxy will be mailed to stockholders is September 10, 2003.

THE VOTING & VOTE REQUIRED

     Only stockholders of record at the close of business on September 5, 2003 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 8,502,104 outstanding shares of common stock, par value $.0001 per share, (“Common Stock”), 1,443,457 outstanding shares of Series A convertible preferred stock, par value $.0001 per share, (“Series A Preferred”) and 2,000,000 outstanding shares of Series B-2 convertible preferred stock, par value $.0001 per share, (“Series B-2 Preferred”). At the Annual Meeting, each share of Common Stock and Series B-2 Preferred is entitled to one vote and each share of Series A Preferred is entitled to one vote for each share of Common Stock into which it can convert as of the Record Date. In the aggregate, 11,945,561 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.

     Directors are elected by a plurality of the votes cast at the meeting and confirmation of the appointment of auditors is by the affirmative vote of a majority of the votes cast at the meeting.

     All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all five (5) nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

     At this meeting five (5) directors are to be elected to serve for one-year terms, each to hold office until his successor is duly elected and qualified. It is not contemplated that any nominee will be unable to serve as a director, but if such contingency should occur prior to the meeting, the persons named as proxies in the enclosed proxy or their substitutes will have the right to vote for substitute nominees. The nominees were selected by the Board of Directors of AdStar and are all currently Directors. The first three nominees are also officers of AdStar. Certain information with respect to each nominee is stated below.

Directors Nominated for One-Year Terms:

     Our executive officers and directors and their respective ages are as follows:

			Position
Name	Age	Position	Since

Leslie Bernhard	59	President, Chief Executive Officer and Director	1991
Eli Rousso	66	Executive Vice President, Chief Technology Officer, Secretary, Treasurer, and Director	1991
Jeffrey Baudo	56	Senior Vice President, Chief Operating Officer, and Director	2001
Richard Salute (1) (2)	57	Director	2003
Stephen A. Zelnick(1)	65	Director	2002

(1)	Members of the compensation and the audit committees of the Board of Directors.

(2)	Mr. Salute was elected to AdStar’s Board in January 2003.

     Leslie Bernhard, one of our co-founders, has served as our President and Chief Executive Officer since the organization of our predecessor in 1986. Ms. Bernhard also serves on the board of Milestone Scientific, Inc., a developer and manufacturer of medical and dental equipment. Ms. Bernhard holds a B.S. degree from St. John’s University. Ms. Bernhard is the sister of Mr. Baudo.

     Eli Rousso, our other co-founder, has served as our Executive Vice President and Chief Technology Officer since the organization of our predecessor in 1986. Mr. Rousso holds a B.S. degree in Electrical Engineering from Massachusetts Institute of Technology (MIT) and has completed graduate work at the Polytechnic Institute (New York).

     Jeffrey Baudo joined us as Chief Operating Officer in January 2001 and became a director in February 2001. Prior to joining AdStar, Mr. Baudo, served as president and COO of the publishing division of United Advertising Publications. Mr. Baudo holds a B.A. degree from St. Johns University. Mr. Baudo is the brother of Ms. Bernhard.

     Richard Salute, a director, was a partner with Arthur Andersen until December 2001. Mr. Salute was employed by Arthur Andersen in various positions since 1973. Mr. Salute has been nominated to the Board of Directors of Copytel, Inc., a developer and distributor of flat panel displays and encryption devices. He is a Certified Public Accountant, licensed to practice in New York and Connecticut. Mr. Salute holds a B.A. degree from Adelphi University.

     Stephen A. Zelnick, a director, has been a partner in the law firm Morse, Zelnick, Rose & Lander, LLP since its inception in August 1995. Mr. Zelnick also serves on the Board of Directors of

DAG Media, Inc. a publisher of classified telephone directories. Mr. Zelnick holds a B.S. degree in Economics with an accounting major from the Wharton School of the University of Pennsylvania in 1957 and an LLB from Yale Law School in 1960.

     All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers are elected to serve at the discretion of the Board of Directors — until their successors are appointed.

     AdStar’s Board of Directors has established Compensation and Audit Committees. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all the officers of AdStar, reviews general policy matters relating to compensation and benefits of employees of AdStar, and administers the issuance of stock options to AdStar’s officers, employees, directors and consultants. The Audit Committee meets with management and AdStar’s independent auditors to determine the adequacy of internal controls and other financial reporting matters

Committees of the Board of Directors

     During the last fiscal year AdStar’s Board of Directors held 7 meetings. AdStar’s Board of Directors has established a Compensation Committee and an Audit Committee.

     The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all the officers of AdStar, reviews general policy matters relating to compensation and benefits of employees of AdStar, and administers the issuance of stock options to AdStar’s officers, employees, directors and consultants. The current members of the Compensation Committee consist of Stephen Zelnick, and Richard Salute. The Compensation Committee met 3 times in fiscal year 2002.

     AdStar’s Board of Directors has adopted a written charter of the Audit Committee. The Audit Committee meets with management and AdStar’s independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee approved the selection of BDO Seidman LLP as AdStar’s independent auditors and met with the auditors to review the planned scope and the results of the audit. The members of the Audit Committee consist of Stephen Zelnick, and Richard Salute, both of who are independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.) The Audit Committee met 3 times in fiscal year 2002. (See also “Audit Committee Report,” below.)

     All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of all committees of the Board on which that director served.

The Board of Directors Unanimously Recommends A Vote FOR The Election Of Each
Of The Nominees.

Engagement of New Independent Accountants

     On February 17, 2003, AdStar engaged BDO Seidman, LLP as its new independent public accountants and dismissed PricewaterhouseCoopers LLP. The decision to change accountants was recommended and approved by AdStar’s Board of Directors. The reports of PricewaterhouseCoopers LLP for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During 2001 and 2000, and during the period from January 1, 2002 to February 17, 2003, there were no disagreements with PricewaterhouseCoopers LLP on accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with their report.

     During the two most recent fiscal years and the subsequent interim period preceding the engagement of BDO Seidman, LLP, neither AdStar, nor anyone on its behalf, has consulted BDO Seidman, LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on AdStar’s financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to AdStar that BDO Seidman, LLP concluded was an important factor considered by AdStar in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event.

Audit Fees

     The aggregate fees billed for the professional services rendered by (i) BDO Seidman LLP for the audit of AdStar’s annual financial statements for fiscal year 2002 totaled $55,075 and (ii) PricewaterhouseCoopers LLP for the review of AdStar’s quarterly financial statements included in its Forms 10-QSB for fiscal year 2002 totaled $23,809.

Financial Information Systems Design and Implementation Fees

     AdStar did not incur any professional services fees in connection with information systems design and implementation during the 2002 fiscal year.

All Other Fees

     The aggregate fees billed for review services rendered in year 2002 by PricewaterhouseCoopers LLP, other than the services covered in the paragraph above titled Audit Fees, totaled $45,581 for services related to the review of AdStar’s registration statement on Form S-3, other technical accounting matters, and for services related to federal and state income tax filings.

Audit Committee Consideration

     AdStar’s Audit Committee has considered whether BDO Seidman and PricewaterhouseCoopers LLPs’ provision of the services which generated the Audit and Other Fees reported above is compatible with maintaining each of their independence as AdStar’s principal independent accounting firm.

Work Performed by Principal Accountant’s Full Time Permanent Employees

     The audit of AdStar’s financial statements for fiscal year ended December 31, 2002 was performed by full time, permanent employees and partners of BDO Seidman LLP.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     AdStar is recommending that the stockholders ratify the appointment of BDO Seidman LLP as its independent public accountants for 2003. BDO Seidman LLP audited AdStar’s financial statements for the fiscal year ended December 31, 2002. The report of BDO Seidman LLP with respect to AdStar’s financial statements appears in AdStar’s annual report for the fiscal year ended December 31, 2002. A representative of BDO Seidman LLP will be at the annual meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, AdStar’s Board will consider it a directive to consider other Independent Public Accountants for the subsequent year.

The Board of Directors Unanimously Recommends A Vote FOR The
Ratification Of The Appointment Of The Independent Public Accountants.

EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS, OFFICERS AND
PRINCIPAL HOLDERS

     The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2000, 2001 and 2002 by our (i) Chief Executive Officer, and (ii) executive officers, other than the CEO, whose salary for the 2000 fiscal year as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executives”).

Summary Compensation Table

			Annual	Long-Term Compensation

			Compensation	Awards	Payouts

				Common Stock
				Underlying Options	All Other
Name and Principal Position	Year		Salary ($)	(#)	Compensation ($)

Leslie Bernhard,	2002		$211,250	150,000	$0
President & Chief Executive	2001		251,680	100,000	0
Officer	2000		231,912	0	0

Eli Rousso	2002		$209,450	150,000	$0
Executive Vice President &	2001		240,371	100,000	0
Chief Technology Officer	2000		230,301	0	0

Jeffrey Baudo	2002		$191,700	150,000	$0
Chief Operating Officer	2001	(1)	197,872	100,000	0

Jeffrey Diamond	2002		$141,721	0	$0
Vice President – Technology	2001		177,224	0	0
	2000		230,301	0	0

(1)	Since commencement of employment on January 22, 2001.

Stock Options

     The following tables show certain information with respect to incentive and non-qualified stock options granted in 2002 to the Named Executives under AdStar’s 1999 Stock Option Plan who received options and the aggregate value at December 31, 2002 of such options. The per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant. No options granted to any Named Executives have been exercised.

Option Grants in 2002

Individual Grants of Options

	Number of
	Shares of	Percent of Total
	Common Stock	Options Granted
	Underlying	to Employees	Exercise Price
Name	Option #	in 2002	($/Sh)	Expiration Date

Leslie Bernhard (1)	150,000	20.8%	$0.60	January 2007
Eli Rousso (1)	150,000	20.8%	$0.60	January 2007
Jeffrey Baudo (1)	150,000	20.8%	$0.60	January 2007

(1)	The options vested 50% on the date of grant and 50% on one year from the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Number of	Dollar	Number of Shares		Dollar Value of
	Shares	Value	Underlying		Unexercised In-the-
	Underlying	Realized	Unexercised Options		Money Options at
	Options	on	at fiscal Year-End(1)		fiscal Year-End(1)

Name	Exercised	Exercise	Exercisable	Nonexercisable	Exercisable	Nonexercisable

Leslie Bernhard	–	$–	175,000	75,000	$33,250	$23,250
Eli Rousso	–	$–	175,000	75,000	$33,250	$23,250
Jeffrey Baudo	–	$–	108,334	141,666	$23,250	$23,250
Jeffrey Diamond	–	$–	16,667	8,333	$–	$–

(1)	Based on the closing price of the AdStar’s common stock on December 31, 2002 of $0.91.

Employment Contracts

     On July 1, 2002, AdStar entered into four-year employment agreements with each of Leslie Bernhard and Eli Rousso. Their prior agreements expired on June 30, 2002. Pursuant to her employment agreement, Leslie Bernhard was retained as our Chief Executive Officer and her total annual compensation was reduced to $212,800. Pursuant to his employment agreement, Eli Rousso was retained as our Executive Vice President and his total annual compensation was reduced to $212,800. Each agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement, separation and disability plans for employees or executives and for participation in other employee benefits applicable to employees and executives of AdStar. Each agreement further provides for fringe benefits which commensurate with the executive’s duties and responsibilities. Under each agreement, employment may be terminated by us with cause or by the executive with good reason. Termination by us without cause, or by the executive for good reason, would subject us to liability for liquidated damages in an amount equal to the terminated executive’s base salary for the remaining term of his or her employment agreement or 12 months, whichever is greater.

     In January 2001, AdStar entered into a 2-year employment contract with Mr. Jeffrey Baudo. Pursuant to his employment agreement, Mr. Baudo was retained as our Chief Operating Officer at an annual rate of $213,000 per year, and granted options to purchase 100,000 shares of AdStar’s common stock. Subsequently, as of July 1, 2002, Mr. Baudo agreed to an amendment to his employment agreement reducing his annual rate of compensation to $191,700. Mr. Baudo’s contract was extended for one year with successive one year terms for the same salary under essentially the same terms and conditions, effective January 22, 2003. Mr. Baudo is the brother of Leslie Bernhard.

Compensation of Directors

     In 2002, each of our non-employee directors received options to purchase 50,000 shares of our common stock exercisable at the fair market value on the date of grant. These options vest one-half on the date of grant and one-half on the 1st anniversary of the date of grant, provided the grantee is still a director on such date.

Limitation of Directors’ Liability and Indemnification

     The Delaware General Corporation Law (the “DGCL”) authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of directors’ fiduciary duty of care. The AdStar’s Certificate of Incorporation limits the liability of its directors to AdStar or its stockholders to the fullest extent permitted by Delaware law.

     AdStar’s Certificate of Incorporation provides mandatory indemnification rights to any officer or director of AdStar who, by reason of the fact that he or she is an officer or director of AdStar, is involved in a legal proceeding of any nature. Such indemnification rights include reimbursement for expenses incurred by such officer or director in advance of the final disposition of such proceeding in accordance with the applicable provisions of the DGCL. Insofar as indemnification for liabilities under the Securities Act of 1933 (the “Act”) may be provided to officers and directors or persons controlling AdStar, AdStar has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Security Ownership of Certain Beneficial Owners and Management

     The following table, together with the accompanying footnotes, sets forth information, as of September 5, 2003, regarding stock ownership of all persons known by AdStar to own beneficially more than 5% of AdStar’s outstanding Common Stock, Named Executives, all directors, and all directors and officers of AdStar as a group:

	Shares of
	Common Stock
	Beneficially	Percentage of
Name of Beneficial Owner (1)	Owned (2)	Ownership

Leslie Bernhard (3)	860,054	9.7%
Eli Rousso (3)	887,891	10.0%
Jeffrey Baudo (4)	220,467	2.5%
Anthony Fidaleo(8)	10,000	*
Stephen A. Zelnick (5)	138,323	1.6%
Richard Salute(9)	50,000	*
Chester L. F. Paulson (6)	1,989,774	21.4%
Tribune Company (7)	3,443,457	28.8%
All Directors and Officers (7 persons) as a group	2,166,735	22.6%

*	less than 1%

(1)	The addresses of the persons named in this table are as follows: Leslie Bernhard, Eli Rousso, Jeffrey Baudo and Anthony Fidaleo,, c/o AdStar, Inc., 4553 Glencoe Avenue, Suite 325, Marina del Rey, CA 90292; Stephen A. Zelnick, c/o Morse Zelnick, Rose & Lander, 405 Park Avenue, New York, NY 10022; Richard Salute, 7 Lori Court, Woodbury, New York, 11797; Chester L. F. Paulson, c/o Paulson Capital Corp. 811 SW Naito Parkway, Suite 200, Portland, OR 97204; and Tribune Company, 435 N. Michigan Ave. Chicago IL, Attn: General Counsel.

(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from September 5, 2003 have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. On September 5, 2003, 8,502,104 shares of Common Stock were outstanding.

(3)	Includes an aggregate of 110,054 shares in respect of which Ms. Bernhard and Mr. Rousso have voting power. Additionally, Ms. Bernhard and Mr. Rousso each have options to purchase 100,000 and 150,000 shares of AdStar common stock at $0.81 and $0.60 per share, respectively, exercisable within 60 days.

(4)	Consists of options to purchase 66,667 and 150,000 shares of AdStar common stock, at $1.25 and $0.60 per share, exercisable within 60 days.

(5)	Includes: (i) options to purchase 50,000 shares of common stock of AdStar, at $0.60 per share, and warrants to purchase 25,000 shares of AdStar common stock, at $1.07 per share, exercisable within 60 days; and (ii) 13,323 shares of common stock of AdStar which represents Mr. Zelnick’s proportionate interest in 53,291 shares beneficially owned by a nominee of Morse, Zelnick, Rose & Lander, LLP, of which Mr. Zelnick is a member. The filing of this report shall not be construed as an admission that Mr. Zelnick is the beneficial owner of any of the shares owned by the nominee for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

(6)	Consists of 1,181,458 shares of common stock of AdStar and the currently exercisable common stock purchase warrants listed below:

(i)	24,116 exercisable at $0.75

(ii)	350,000 exercisable at $1.07

(iii)	165,200 exercisable at $1.80

(iv)	139,000 exercisable at $7.20

(v)	130,000 exercisable at $9.00

(7)	Consists of 1,443,457 shares of Series A and 2,000,000 of Series B-2 Preferred Stock, which currently convert into Common Stock on a 1 for 1 basis.

(8)	Consist of options to purchase 10,000 shares of common stock of Adstar at $1.06 per share, exercisable within 60 days.

(9)	Consist of options to purchase 50,000 shares of common stock of Adstar at $0.94 per share exercisable within 60 days.

Certain Relationships and Related Transactions

     In February 2001, AdStar satisfied the $1.1 million note bearing interest annually at a rate of 6%, held by Paulson Capital Corporation, of which Chester Paulson is the controlling shareholder, by issuing 593,483 shares of common stock to Paulson Capital Corporation in payment of principal and accrued interest totaling $1,186,966.

     In January 2002, AdStar issued to Morse, Zelnick, Rose and Lander LLP, AdStar’s legal counsel and of which Stephen Zelnick is a member, 114,545 shares of restricted common stock, at fair market value in full settlement of a $62,500 liability included in the year-end financial statements. Additionally, AdStar completed a private offering of 1,300,000 shares of its common stock to accredited investors, raising $650,000 in capital. In connection with this offering AdStar paid $65,000 to Paulson Investment Company, Inc., which Chester Paulson is the controlling shareholder, as part of the placement agent fees.

     In March 2002, the Board of Directors approved the sale of 1,443,457 shares of our Series A Preferred Stock to Tribune Company for an aggregate purchase price of approximately $1.8 million. These shares carry a liquidation preference that includes a dividend of 7% per year available only upon liquidation and currently convert on a 1:1 basis. Shareholders of Series A Preferred Stock are entitled to vote on all matters submitted to the stockholders for vote and vote as a single class with the shareholders of our Common Stock. The holders of Series A preferred stock are entitled to one vote for each share of common issuable upon conversion.

     In December 2002 the Board of Directors approved the sale of shares of its Series B Preferred Stock to Tribune Company for an aggregate price of $1.5 million. The sale was split into two funding segments:

     (i)  In December 2002, AdStar sold 1,200,000 shares of its Series B-1 Preferred Stock to Tribune

Company for an aggregate purchase price of $900,000. These shares currently convert on a 1:1 basis. Shareholders of Series B-1 Preferred Stock are entitled to vote on all matters submitted to the stockholders for vote and as a single class with the Common Stock. The holders of Series B-1 Preferred Stock are entitled to one vote for each share; and

     (ii)  In March 2003, AdStar sold 800,000 shares of its Series B-2 Preferred Stock to Tribune Company for an aggregate purchase price of $600,000. These shares currently convert on a 1:1 basis. Shareholders of Series B-2 Preferred Stock are entitled to vote on all matters submitted to the stockholders for vote and as a single class with the Common Stock. The holders of Series B-2 Preferred Stock are entitled to one vote for each share. In addition, on March 28, 2003, in exchange for all of the Series B-1 Preferred Stock plus accrued and unpaid dividends on those shares, issued in December 2002 to Tribune Company, AdStar issued an additional 1,200,000 shares of its Series B-2 Preferred Stock to the Tribune Company.

Legal Proceedings

     AdStar is not aware of any legal proceedings in which any director, officer or affiliate of AdStar, any beneficial owner of record of more than five percent of any class of voting securities of AdStar, or any associate of any such director, officer, affiliate, or security holder is a party adverse to AdStar or has a material interest adverse to AdStar.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires AdStar’s officers and directors, and persons who own more than ten percent (10%) of a registered class of the AdStar’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish AdStar with copies of all Section 16(a) forms they file.

     To the best of AdStar’s knowledge, based solely on review of the copies of such forms furnished to it, or written representations that no other forms were required, AdStar believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) stockholders were complied with during 2002 with the following exceptions: (i) Anthony Fidaleo, our Chief Financial Officer and Nancy Works, a Vice President of AdStar, did not timely file their Initial Statement of Beneficial Ownership of Securities on Form 3; (ii) each of Tribune Company, a greater than ten percent (10%) stockholder and Stephen Zelnick, a director, did not timely file one Change in Beneficial Ownership on Form 4. With respect to any former directors, officers, and ten percent (10%) stockholders of AdStar, AdStar does not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

Audit Committee Report

     The Audit Committee has reviewed AdStar’s audited statements for the year ended December 31, 2002. In conjunction with its review, the Audit Committee has met with the management of AdStar to discuss the audited financial statements. In addition, AdStar has discussed with its independent auditors, BDO Seidman LLP, the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from BDO Seidman LLP required by the Independence Standards Board No. 1. The Audit Committee has also discussed with BDO Seidman LLP its independence from management and AdStar. BDO Seidman LLP has full and free access to the Audit Committee.

     Based on this review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in AdStar’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Stephen Zelnick

Richard Salute

MISCELLANEOUS

Stockholder Proposals

     Stockholder proposals intended to be presented at AdStar’s 2003 Annual Meeting must be received by AdStar for inclusion in AdStar’s proxy statement relating to that meeting not later than April 30, 2004. Such proposals should be addressed to Eli Rousso, Secretary, AdStar, Inc., 4553 Glencoe Avenue, Suite# 325, Marina del Rey, California 90292.

Other Matters

     The management knows of no other business which will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.

Solicitation Of Proxies

     The cost of this proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders will be borne by AdStar. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by officers, directors and regular employees of AdStar. AdStar also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward proxy soliciting material to beneficial owners of such shares, and AdStar, upon request, will reimburse them for their expenses in so doing.

Reports and Financial Statements

     AdStar’s Annual Report for the year ended 2002, including Audited Financial Statements is included with this proxy material. The Financial Statements contained in the Annual Report are incorporated by reference and are part of this soliciting material.

     A copy of AdStar’s Annual Report to the Securities and Exchange Commission on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Eli Rousso, Secretary, AdStar, Inc., 4553 Glencoe Avenue, Suite# 325, Marina del Rey, California 90292.

     EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eli Rousso

Eli Rousso, Secretary

Dated:	Marina del Rey, California
September 10, 2003

ADSTAR, INC.

PROXY
FOR ANNUAL MEETING OF THE STOCKHOLDERS
October 10, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Leslie Bernhard and Eli Rousso, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of AdStar, Inc. (“AdStar”) to be held at 4553 Glencoe Avenue, Marina del Rey, California 90292, on Friday, October 10, 2003 at 10:00 A.M., Pacific Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of AdStar held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

ADSTAR, INC.

October 10, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible

ê     Please detach along perforated line and mail in the envelope provided.      ê

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1.	Election of Directors:			2.	Confirmation of the appointment of BDO Seidman LLP as auditors for AdStar for the year ending December 31, 2003.	☐	☐	☐
NOMINEES:
o Leslie Bernhard o Eli Rousso o Jeffrey Baudo o Stephen A. Zelnick o Richard Salute
☐	FOR ALL NOMINEES	THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■